                                                                  EXHIBIT 10.1.8

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                            ORMAT FUNDING CORPORATION

         Pursuant to the authority set forth in Section 141(f) of the Delaware
General Corporation Law, the undersigned, constituting all of the members of the
Board of Directors of Ormat Funding Corporation, a Delaware corporation (the
"Company"), do hereby adopt the following recitals and resolutions by unanimous written consent in lieu of a meeting, with the same force and effect as if unanimously adopted at a meeting duly noticed and held:

WHEREAS, the Company is a party to the Indenture dated as of February 13, 2004
(the "Indenture") with respect to its 8 1/4% Senior Secured Notes due December
30, 2020;

WHEREAS, the Indenture contains a definition of "Qualified Project" which defines a Qualified Project as one that, among other qualifications, sells electricity "to a counterparty that has a long-term issuer rating of not less than BBB- by S&P and Baa3 by Moody's";

WHEREAS, in the course of drafting the Indenture, the drafting parties failed to address such rating requirement in the event that a counterparty is rated
"Investment Grade" by each nationally recognized credit rating agency which maintains a rating on the counterparty, but the counterparty is not rated by both of S&P and Moody's;

WHEREAS, the Issuer and the trustee under the Indenture are permitted to amend or supplement the Indenture without the consent of Holders "to cure any ambiguity, defect or inconsistency" pursuant to Section 8.01(a) of the Indenture and "to make any changes not inconsistent with the terms of this Indenture that does not adversely affect the legal rights thereunder of any Holder of the
Senior Secured Notes" pursuant to Section 8.01(g) of the Indenture; and

WHEREAS, the Issuer desires to amend the indenture pursuant to Section 8.01;

NOW, THEREFORE, BE IT RESOLVED, that the executive officers of the Company are hereby authorized, empowered and directed to enter into the First Supplemental
Indenture to the Indenture, in substantially the form attached as Exhibit A hereto, and to take such further action and to execute, make oath to, acknowledge and deliver, from time to time in the name and on behalf of the
Company and its subsidiaries, such other agreements, instruments, certificates, or other documents and to do or to cause to be done any and all such other acts and things as such executive officers may, in their discretion, deem necessary, proper, appropriate or advisable to carry out the intent of this resolution, the taking of such actions to be conclusive evidence that the same have been authorized and approved by the Board of Directors of the Company.

RESOLVED FURTHER, that all acts and things previously done and performed (or caused to be done and performed) in the name and on behalf of the Company in furtherance of the foregoing be, and the same hereby are, ratified, confirmed and approved in all respects.

         IN WITNESS WHEREOF, the undersigned, being all of the directors of
Ormat Funding Corporation, a Delaware corporation, hereby consent to and adopt the foregoing recitals and resolutions, and waive the requirement that a meeting be held to accomplish the same.

Dated as of May 10, 2004.

                                       /s/ Lucien Bronicki
                                       -----------------------------------------
                                       Lucien Bronicki

                                       /s/ Yehudit Bronicki
                                       -----------------------------------------
                                       Yehudit Bronicki

                                       /s/ Connie Stechman
                                       -----------------------------------------
                                       Connie Stechman

First Supplemental Indenture, dated as of May 14, 2004 (the "First Supplemental
Indenture"), among Ormat Funding Corp., a Delaware corporation (the "Issuer"),
Brady Power Partners, a Nevada general partnership, Steamboat Development Corp., a Utah corporation, Steamboat Geothermal LLC, a Delaware limited liability company, OrMammoth Inc., a Delaware corporation, ORNI 1 LLC, a Delaware limited liability company, ORNI 2 LLC, a Delaware limited liability company, ORNI 7 LLC, a Delaware limited liability company, and Ormesa LLC, a Delaware limited liability company (collectively with the Issuer, the "Ormat Parties"), and Union
Bank of California, N.A., a national banking association, as trustee (the
"Trustee").

WHEREAS, the Ormat Parties and the Trustee are parties to the Indenture dated as of February 13, 2004 (the "Indenture") with respect to the Issuer's 8 1/4%
Senior Secured Notes due December 30, 2020 (the "Notes");

WHEREAS, the Indenture contains a definition of "Qualified Project" which defines a Qualified Project as one that, among other qualifications, sells electricity "to a counterparty that has a long-term issuer rating of not less than BBB- by S&P and Baa3 by Moody's";

WHEREAS, in the course of drafting the Indenture, the drafting parties failed to address such rating requirement in the event that a counterparty is rated
"Investment Grade" by each nationally recognized credit rating agency which maintains a rating on the counterparty, but the counterparty is not rated by both of S&P and Moody's;

WHEREAS, the Issuer and the Trustee are permitted to amend or supplement the
Indenture without the consent of Holders "to cure any ambiguity, defect or inconsistency" pursuant to Section 8.01(a) of the Indenture and "to make any changes not inconsistent with the terms of this Indenture that does not adversely affect the legal rights thereunder of any Holder of the Senior Secured
Notes" pursuant to Section 8.01(g) of the Indenture; and

WHEREAS, the Issuer desires to amend the indenture pursuant to Section 8.01;

NOW, THEREFORE, in consideration of the in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Ormat Parties and the Trustee agree for the equal and ratable benefit of the Holders of the Senior Secured Notes as follows:

                                    ARTICLE I
                                   DEFINITIONS

Section 1.1   Definition of Terms and Rules of Construction.

Unless the context otherwise requires, capitalized terms used herein that are not otherwise defined herein shall have the meaning assigned to such terms in the Indenture. This First Supplemental Indenture will be supplemented in accordance with the rules of construction in Section 1.04 of the Indenture.

                                   ARTICLE II
                           AMENDMENTS TO THE INDENTURE

Section 2.1   Amendments.

The following definitions in the indenture is amended to read in its entirety as follows:

"Qualified Project" means a (a) a fully constructed and operational geothermal power plant located within the United States of America (other than the Mammoth
Project), (b) as to which electricity will be sold

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under long-term power purchase agreements that have been approved by the applicable public utility commission or similar governmental body with a counterparty that has a long-term issuer rating of not less than BBB- by S&P and
Baa3 by Moody's (provided, that if such counterparty is rated by only Moody's or only S&P, then such counterparty may have one long-term issuer rating of not less than BBB- by S&P or Baa3 by Moody's, as the case may be, so long as no nationally recognized credit rating agency rates such counterparty less than
Investment Grade) and (c) is acquired by the Issuer or a Guarantor and the
Collateral Agent is granted a first priority pledge of all of the Capital Stock of any Guarantor that acquires such Qualified Project or the Guarantor acquiring such Qualified Project provides a first priority lien with respect to collateral with respect to such Qualified Project that is consistent with that set forth under the second paragraph of "Description of the Notes--Security" in the
Offering Memorandum.

                                   ARTICLE III
                                  MISCELLANEOUS

Section 3.1   Ratification of the Indenture.

The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 3.2   Governing Law.

The internal law of the State of New York shall govern and be used to construe this First Supplement Indenture, without giving effect to applicable principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

Section 3.3   Severability.

In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.4   Counterparts.

The parties may sign any number of copies of this First Supplemental Indenture.
Each signed copy shall be an original, but all of them together represent the same agreement.

Section 3.5   Trustee Not Responsible for Recitals.

The recitals herein contained are made by the Issuer and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First
Supplemental Indenture.

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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental
Indenture to be duly executed as of the day and year first above written.

ORMAT FUNDING CORP.

By:    /s/ Yehudit Bronicki
       -------------------------------------
Name:  Yehudit Bronicki
Title: President and Secretary

UNION BANK OF CALIFORNIA, N.A.
as Trustee

By:    /s/ Sonia N. Flores
       -------------------------------------
Name:  Sonia N. Flores
Title: Vice President

ORMESA LLC

By: ORMAT FUNDING CORP., a Delaware corporation, its Sole Member and Manager

By:    /s/ Yehudit Bronicki
       -------------------------------------
Name:  Yehudit Bronicki
Title: President and Secretary

BRADY POWER PARTNERS

By: ORNI 1 LLC, a Delaware limited liability company, its General Partner

By: ORMAT FUNDING CORP., a Delaware corporation, its Sole Member and Manager

By:    /s/ Yehudit Bronicki
       -------------------------------------
Name:  Yehudit Bronicki
Title: President and Secretary

STEAMBOAT GEOTHERMAL LLC

By: ORNI 7 LLC, a Delaware limited liability company, its General Partner

By: ORMAT FUNDING CORP., a Delaware corporation, its Sole Member and Manager

By:    /s/ Yehudit Bronicki
       -------------------------------------
Name:  Yehudit Bronicki
Title: President and Secretary

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STEAMBOAT DEVELOPMENT CORPORATION

By:    /s/ Yehudit Bronicki
       -------------------------------------
Name:  Yehudit Bronicki
Title: President and Secretary

ORMAMMOTH INC.

By:    /s/ Yehudit Bronicki
       -------------------------------------
Name:  Yehudit Bronicki
Title: President and Secretary

ORNI 1 LLC

By: ORMAT FUNDING CORP., a Delaware corporation, its Sole Member and Manager

By:    /s/ Yehudit Bronicki
       -------------------------------------
Name:  Yehudit Bronicki
Title: President and Secretary

ORNI 2 LLC

By: ORMAT FUNDING CORP., a Delaware corporation, its Sole Member and Manager

By:    /s/ Yehudit Bronicki
       -------------------------------------
Name:  Yehudit Bronicki
Title: President and Secretary

ORNI 7 LLC

By: ORMAT FUNDING CORP., a Delaware corporation, its Sole Member and Manager

By:     /s/ Yehudit Bronicki
       -------------------------------------
Name:  Yehudit Bronicki
Title: President and Secretary

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